                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS HOLDINGS, INC.         PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37805-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: SEPTEMBER   YEAR: 2001

             MONTH                       7/16/01-8/31/01   9/30/01
--------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                             $     --      $    --   $  --     $  --     $  --     $  --

INCOME BEFORE INT. DEPREC./TAX (MOR-6)       $ (1,772)     $   990   $  --     $  --     $  --     $  --

NET INCOME (LOSS) (MOR-6)                    $(66,942)     $74,944   $  --     $  --     $  --     $  --

PAYMENTS TO INSIDERS (MOR-9)                 $     --      $    --   $  --     $  --     $  --     $  --

PAYMENTS TO PROFESSIONALS (MOR-9)            $     --      $    --   $  --     $  --     $  --     $  --

TOTAL DISBURSEMENTS (MOR-7)                  $     --      $    --   $  --     $  --     $  --     $  --


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE                            EXP.
       See attachment 2                              DATE
-------------------------------
CASUALTY                           YES (x) NO ( )  08-01-02
LIABILITY                          YES (x) NO ( )  07-01-02
VEHICLE                            YES (x) NO ( )  07-01-02
WORKER'S                           YES (x) NO ( )  07-01-02
OTHER                              YES (x) NO ( )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------

                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         -----------------------------------------------
                                      (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -----------------------------------------------



MOR-1

                                                                    Page 3 of 14
                                                                        10/18/01


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and
                                                                                                              risk potential

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

                                                                    Page 4 of 14
                                                                        10/18/01


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250



 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

                                                                    Page 5 of 14
                                                                        10/18/01


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $   1,371                $   1,222              $       -                 $     296
        Trade accounts receivable, net              -                   42,057                     44                     3,131
        Other Receivables                           -                    2,819                      -                         -
        Due from affiliates                         -                   19,544                 11,309                     4,522
        Inventories                                 -                   26,899                      -                     8,819
        Prepaid expenses                            9                    2,585                      -                         -
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,380                   95,126                 11,353                    16,768

Property, plant and equipment, net                  -                  127,479                  3,325                     6,310
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                      -                         -
Investments in Subs                            35,059                   95,073                  4,955                         -
Other assets                                    7,356                   24,279                      -                     1,428
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  43,795                $ 343,457              $  19,633                 $  24,506
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   1                  104,081                  1,676                     3,582
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   20,051                      -                     5,055
        Unsecured debt                        192,878                  277,260                  1,110                    73,391
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     27,272                  (15,769)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (229,904)                     -                     9,676
        Retained earnings-Filing Date         191,191                 (215,021)                15,690                  (138,587)
        Retained earnings-Post Filing Date          8                  (23,305)                 1,156                    (2,094)
        Pension adjustment                          -                     (135)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (3)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,356)                (468,293)                16,847                  (131,005)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,356)                (470,830)                16,847                  (131,005)

TOTAL LIABILITIES AND EQUITY                $  43,795                $ 343,457              $  19,633                 $  24,506
                                            ====================================================================================
                                            $       -                $       -              $       -                 $       -


                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $     916             $       -                 $     170
        Trade accounts receivable, net             -                     3,366                   992                     5,095
        Other Receivables                          -                     4,350                     -                         -
        Due from affiliates                    2,634                    43,628                   835                     5,969
        Inventories                                -                         -                   104                     1,713
        Prepaid expenses                        (283)                        -                     -                        16
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,351                    52,260                 1,931                    12,963

Property, plant and equipment, net                 -                         -                     -                    44,332
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   297,229                 3,118                         -
Other assets                                   2,754                     7,335                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,105                 $ 356,824             $   5,049                 $  57,295
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 13                    19,774                   463                     2,716
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          323                     5,932                     -                         -
        Unsecured debt                           840                   264,992                   170                    62,478
        Other / Intercompany                       -                     5,727                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 5,438                     3,118
        Retained earnings-Filing Date            779                   (90,595)                 (876)                  (10,908)
        Retained earnings-Post Filing Date      (502)                      446                  (146)                     (109)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 277                    (6,753)                4,416                    (7,899)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       277                    (6,753)                4,416                    (7,899)

TOTAL LIABILITIES AND EQUITY                $  5,105                 $ 356,824             $   5,049                 $  57,295
                                            ==================================================================================
                                            $      -                 $       -             $      -                  $       -

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   3,975
        Trade accounts receivable, net              -                 54,685
        Other Receivables                           -                  7,169
        Due from affiliates                   (81,463)                 6,978
        Inventories                                 -                 37,535
        Prepaid expenses                            -                  2,327
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                          (81,463)               112,669

Property, plant and equipment, net                  -                181,446
Deferred income taxes                               -                      -
Investments-Third Party                             -                  1,500
Investments in Subs                          (385,026)                50,408
Other assets                                       (1)                43,151
                                            --------------------------------

TOTAL ASSETS                                $(466,490)             $ 389,174
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (25,088)               107,218
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (5,378)                25,983
        Unsecured debt                       (130,528)               742,591
        Other / Intercompany                 (201,020)                 5,727
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (43,602)              (539,481)
        Retained earnings-Filing Date               -               (248,327)
        Retained earnings-Post Filing Date          -                (24,546)
        Pension adjustment                          -                   (135)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (3)
                                            --------------------------------
                                              (43,603)              (812,369)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (43,603)              (814,906)

TOTAL LIABILITIES AND EQUITY                $(466,490)             $ 389,174
                                            ================================
                                            $       -              $       -


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS HOLDINGS, INC.         CASE NUMBER: 01-37805-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------------
                                       8/31/2001(1)      9/30/01           MONTH          MONTH          MONTH           MONTH
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $         2    $         1       $              $              $               $
ROYALTY AND REVENUE PAYABLE                       --             --
NOTES PAYABLE - INSURANCE                         --             --
TAX PAYABLE:                                      --             --
    Federal Payroll Taxes                         --             --
    State Payroll & Sales                         --             --
    Ad Valorem Taxes                              --             --
    Other Taxes                                   --             --
TOTAL TAXES PAYABLE                      $        --    $        --       $              $              $               $
SECURED DEBT POST-PETITION                        --             --
ACCRUED INTEREST PAYABLE                          --             --
*ACCRUED PROFESSIONAL FEES:                       --             --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            --             --
  2.  Lease Operating Expenses/Capital            --             --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $         2    $         1       $              $              $               $
====================================================================================================================================

*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01

MOR-4

CONSOLIDATED DEBTORS(1)

                             AGING OF POST-PETITION LIABILITIES(2)       (IN THOUSANDS)
                                     MONTH        9/30/01
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $107,219    $105,518     $       5   $        34   $     1,662   $          --

      31-60                                      --

      61-90                                      --

      91 +                                       --
                 --------   ---------     ---------   -----------   -----------   -------------
      TOTAL      $107,219   $ 105,518     $       5   $        34   $     1,662   $          --
                 ========   =========     =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(3)

        MONTH
      ---------
        0-30       $ 50,234   $    50,234   $     --   $     --   $     --   $     --

        31-60          (764)         (764)        --         --         --         --

        61-90         9,179         9,179         --         --         --         --

        91 +          4,962         4,962         --         --         --         --
                   --------   -----------   --------   --------   --------   --------
        TOTAL      $ 63,611   $63,610,978   $     --   $     --   $     --   $     --
                   ========   ===========   ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING SEPTEMBER 30, 2001


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       23,943,367    $          158,149    $        1,311,018
TOTAL COST OF REVENUES                                         --            25,292,855               158,149             1,399,297
GROSS PROFIT                                   $               --    $       (1,349,488)   $               --    $          (88,279)
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $             (990)   $          707,114    $               --    $          140,250
  Insiders Compensation                                        --               188,763                    --                    --
  Professional Fees                                            --             3,392,350                    --                    --
  Other (Earnings in Joint Venture)                            --               616,375              (616,375)                   --

TOTAL OPERATING EXPENSE                        $             (990)   $        4,904,602    $         (616,375)   $          140,250
===================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $              990    $       (6,254,090)   $          616,375    $         (228,529)
INTEREST EXPENSE (includes amort of debt fees)            (73,954)            2,321,833                    --               614,434
DEPRECIATION                                                   --             2,155,512                    --                48,293
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $          (73,954)   $        4,477,345    $               --    $          662,727
===================================================================================================================================
NET INCOME BEFORE TAXES                        $           74,944    $      (10,731,435)   $          616,375    $         (891,256)
INCOME TAXES                                                   --                36,000                    --                    --
===================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $           74,944    $      (10,767,435)   $          616,375    $         (891,256)
===================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP         STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.      CHEMICALS, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11        01-37812-H4-11
                                                ------------------    ------------------   ------------------    ------------------
REVENUES  (MOR-1)                               $         (460,327)   $        1,122,478   $          358,476    $        2,936,623
TOTAL COST OF REVENUES                                          --                26,148              516,203             1,924,492
GROSS PROFIT                                    $         (460,327)   $        1,096,330   $         (157,727)   $        1,012,131
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $               --    $          211,587   $          (74,946)   $          606,149
  Insiders Compensation                                         --                    --                   --                    --
  Professional Fees                                             --                    --                   --                    --
  Other (Earnings in Joint Venture)                             --                    --                   --                    --

TOTAL OPERATING EXPENSE                         $               --    $          211,587   $          (74,946)   $          606,149
===================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $         (460,327)   $          884,743   $          (82,781)   $          405,982
INTEREST EXPENSE (includes amort of debt fees)              37,665               236,041                   --                    --
DEPRECIATION                                                23,000               485,795                   --               405,582
OTHER (INCOME) EXPENSES*                                        --                    --                   --                    --
OTHER ITEMS**                                                   --                    --                   --                    --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          721,836   $               --    $          405,582
===================================================================================================================================
NET INCOME BEFORE TAXES                         $         (520,992)   $          162,907   $          (82,781)   $              400
INCOME TAXES                                                    --                    --                   --                    --
===================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $         (520,992)   $          162,907   $          (82,781)   $              400
===================================================================================================================================


                                                                             DEBTORS
              MONTH                                  ELIMINATIONS          CONSOLIDATED
                                                  ------------------    ------------------

REVENUES  (MOR-1)                                  $          460,327    $       29,830,111
TOTAL COST OF REVENUES                                        460,327            29,777,471
GROSS PROFIT                                       $               --    $           52,640
===========================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                $         (465,887)            1,123,277
  Insiders Compensation                                            --               188,763
  Professional Fees                                                --             3,392,350
  Other (Earnings in Joint Venture)                                --                    --
TOTAL OPERATING EXPENSE                            $         (465,887)   $        4,704,390
===========================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)               $          465,887            (4,651,750)
INTEREST EXPENSE (includes amort of debt fees)                465,887             3,601,906
DEPRECIATION                                                       --             3,118,182
OTHER (INCOME) EXPENSES*                                           --                    --
OTHER ITEMS**                                                      --                    --
TOTAL INT. DEPR & OTHER ITEMS                      $          465,887    $        6,720,088
===========================================================================================
NET INCOME BEFORE TAXES                            $               --    $      (11,371,838)
INCOME TAXES                                                       --                36,000
===========================================================================================
NET INCOME (LOSS) (MOR-1)                          $               --    $      (11,407,838)
===========================================================================================


Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS HOLDINGS, INC.       CASE NUMBER:  01-37805-H4-11



CASH RECEIPTS AND                                                                                                    FILING TO
DISBURSEMENTS                                  8/31/2001(1)       Sep-01      Oct-01    Nov-01    Dec-01    Jan-02       DATE
-----------------                              ------------    ------------   ------    ------    ------    ------  -------------
1. CASH-BEGINNING OF MONTH                     1,362,081.08    1,368,676.26       --        --        --        --   1,362,081.08
                                               ============    ============   ======    ======    ======    ======  =============
RECEIPTS:

2. CASH SALES                                            --              --       --        --        --        --             --

3. COLLECTION OF ACCOUNTS RECEIVABLE                     --              --       --        --        --        --             --

4. LOANS & ADVANCES (attach list)                        --              --       --        --        --        --             --

5. SALE OF ASSETS                                        --              --       --        --        --        --             --

6. OTHER (attach list)                             6,595.18        2,188.93       --        --        --        --       8,784.11
                                               ------------    ------------   ------    ------    ------    ------  -------------
TOTAL RECEIPTS                                     6,595.18        2,188.93       --        --        --        --       8,784.11
                                               ------------    ------------   ------    ------    ------    ------  -------------
(Withdrawal) Contribution by Individual
   Debtor MFR-2*                                        N/A             N/A      N/A       N/A       N/A       N/A            N/A
                                               ============     ===========   ======    ======    ======    ======  =============
DISBURSEMENTS:

7. NET PAYROLL                                           --              --       --        --        --        --             --

8. PAYROLL TAXES PAID                                    --              --       --        --        --        --             --

9. SALES, USE & OTHER TAXES PAID                         --              --       --        --        --        --             --

10. SECURED/RENTAL/LEASES                                --              --       --        --        --        --             --

11. UTILITIES                                            --              --       --        --        --        --             --

12. INSURANCE                                            --              --       --        --        --        --             --

13. INVENTORY PURCHASES                                  --              --       --        --        --        --             --

14. VEHICLE EXPENSES                                     --              --       --        --        --        --             --

15. TRAVEL & ENTERTAINMENT                               --              --       --        --        --        --             --

16. REPAIRS, MAINTENANCE & SUPPLIES                      --              --       --        --        --        --             --

17. ADMINISTRATIVE & SELLING                             --              --       --        --        --        --             --

18. OTHER (attach list)                                  --              --       --        --        --        --             --
                                              -------------    ------------   ------    ------    ------    ------  -------------
TOTAL DISBURSEMENTS FROM OPERATIONS                      --              --       --        --        --        --             --
                                              =============     ===========   ======    ======    ======    ======  =============
19. PROFESSIONAL FEES                                    --              --       --        --        --        --             --

20. U.S. TRUSTEE FEES                                    --              --       --        --        --        --             --

21. OTHER REORGANIZATION EXPENSES
    (attach list)                                        --              --       --        --        --        --             --
                                              -------------    ------------   ------    ------    ------    ------  -------------
TOTAL DISBURSEMENTS                                      --              --       --        --        --        --             --
                                              =============     ===========   ======    ======    ======    ======  =============
22. NET CASH FLOW                                  6,595.18        2,188.93       --        --        --        --       8,784.11

23. CASH - END OF MONTH (MOR-2)                1,368,676.26    1,370,865.19       --        --        --        --   1,370,865.19

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

    MOR-7                         *Applies to Individual debtor's only.

CASE NAME:  STERLING CHEMICALS HOLDINGS, INC.      CASE NUMBER:  01-37805-H4-11


   OTHER CASH RECEIPTS AND                                                                             FILING TO
   DISBURSEMENTS:                          8/31/2001 (1)    Sep-01     Oct-01  Nov-01  Dec-01  Jan-02    DATE
   -----------------------                 -------------   --------    ------  ------  ------  ------  ---------
6.  OTHER RECEIPTS:

    Interest Income                             6,595.18   2,188.93        --      --      --      --  8,784.11

    401(k) Plan Refund                                --         --        --      --      --      --        --

    Cobra Insurance Payment                           --         --        --      --      --      --        --

    Miscellaneous                                     --         --        --      --      --      --        --

    Royalty Owners Trust Account                      --         --        --      --      --      --        --

    Emission Credits                                  --         --        --      --      --      --        --

                                           -------------   --------    ------  ------  ------  ------  --------
TOTAL OTHER RECEIPTS                            6,595.18   2,188.93        --      --      --      --  8,784.11
                                           =============   ========    ======  ======  ======  ======  ========

18. OTHER DISBURSEMENTS:

    Lease Operating Expense                           --         --        --      --      --      --        --

    Workover Expense                                  --         --        --      --      --      --        --

    Capital Expenditures                              --         --        --      --      --      --        --

    Revenue & Royalties                               --         --        --      --      --      --        --

    Interest Payment                                  --         --        --      --      --      --        --

    Restricted Cash - Bond Funding                    --         --        --      --      --      --        --

    Severance  tax                                    --         --        --      --      --      --        --

    Pre-petition checks voided in current period      --         --        --      --      --      --        --

                                           -------------   --------    ------  ------  ------  ------  --------
TOTAL OTHER DISBURSEMENTS                             --         --        --      --      --      --        --
                                           =============   --======    ======  ======  ======  ======  ========

       (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

                       MOR-7 ATTACHMENT

                  CASE NAME: STERLING CHEMICALS HOLDINGS, INC.


CASH RECEIPTS AND                                         Chase         Chase        Total
DISBURSEMENTS                                          00100547125   00100535021     Debtor
-----------------                                      -----------  ------------  ------------
1.  CASH-BEGINNING OF MONTH                                     --  1,368,676.26  1,368,676.26
                                                       ===========  ============  ============
RECEIPTS:

2.  CASH SALES                                                  --            --            --

3.  COLLECTION OF ACCOUNTS RECEIVABLE                           --            --            --

4.  LOANS & ADVANCES (attach list)                              --            --            --

5.  SALE OF ASSETS                                              --            --            --

6.  OTHER (attach list)                                         --      2,188.93      2,188.93
                                                       -----------  ------------  ------------
TOTAL RECEIPTS                                                  --      2,188.93      2,188.93
                                                       -----------  ------------  ------------
(Withdrawal) Contribution by Individual Debtor MFR-2*          N/A           N/A           N/A
                                                       ===========  ============  ============

DISBURSEMENTS:

7.  NET PAYROLL                                                 --            --            --

8.  PAYROLL TAXES PAID                                          --            --            --

9.  SALES, USE & OTHER TAXES PAID                               --            --            --

10. SECURED/RENTAL/LEASES                                       --            --            --

11. UTILITIES                                                   --            --            --

12. INSURANCE                                                   --            --            --

13. INVENTORY PURCHASES                                         --            --            --

14. VEHICLE EXPENSES                                            --            --            --

15. TRAVEL & ENTERTAINMENT                                      --            --            --

16. REPAIRS, MAINTENANCE & SUPPLIES                             --            --            --

17. ADMINISTRATIVE & SELLING                                    --            --            --

18. OTHER (attach list)                                         --            --            --
                                                       -----------  ------------  ------------
TOTAL DISBURSEMENTS FROM OPERATIONS                             --            --            --
                                                       ===========  ============  ============
19. PROFESSIONAL FEES                                           --            --            --

20. U.S. TRUSTEE FEES                                           --            --            --

21. OTHER REORGANIZATION EXPENSES (attach list)                 --            --            --
                                                       -----------  ------------  ------------
TOTAL DISBURSEMENTS                                             --            --            --
                                                       ===========  ============  ============
22. NET CASH FLOW                                               --      2,188.93      2,188.93
23. CASH - END OF MONTH (MOR-2)                                 --  1,370,865.19  1,370,865.19


   MOR-7                            *Applies to Individual debtor's only.

                  CASE NAME: STERLING CHEMICALS HOLDINGS, INC.



OTHER CASH RECEIPTS AND                              Chase         Chase           Total
DISBURSEMENTS:                                     00100547125   00100535021      Debtor
-----------------------                            -----------   -----------     --------
6.  OTHER RECEIPTS:

    Interest Income                                         --      2,188.93     2,188.93

    401(k) Plan Refund                                      --            --           --

    Cobra Insurance Payment                                 --            --           --

    Miscellaneous                                           --            --           --

    Royalty Owners Trust Account                            --            --           --

    Emission Credits                                        --            --           --

                                                                                       --

                                                                                       --

                                                                                       --

                                                                                       --

                                                                                       --
                                                   -----------   -----------     --------
TOTAL OTHER RECEIPTS                                        --      2,188.93     2,188.93
                                                   ===========   ===========     ========
18. OTHER DISBURSEMENTS:

    Lease Operating Expense

    Workover Expense

    Capital Expenditures                                    --            --           --

    Revenue & Royalties

    Interest Payment                                        --            --           --

    Restricted Cash - Bond Funding                          --            --           --

    Severance tax

    Pre-petition checks voided in current period            --            --           --
                                                   -----------   -----------     --------
TOTAL OTHER DISBURSEMENTS                                   --            --           --
                                                   ===========   ===========     ========


                         MOR-7 ATTACHMENT

CASE NAME:     Sterling Chemicals Holdings, Inc.     CASE NUMBER: 01-37805-H4-11



                           CASH ACCOUNT RECONCILIATION
                              MONTH OF   AUGUST 2001
                                       ----------------


BANK NAME                    Chase Bk of TX  Chase Bk of TX

ACCOUNT NUMBER                 00100547125     0010535021
ACCOUNT TYPE                 Concentration   Concentration                                                            TOTAL
--------------               -------------   --------------                                                         ----------
BANK BALANCE                 $          --   $    1,368,676                                                         $1,368,676

DEPOSIT IN TRANSIT                                                                                                          --

OUTSTANDING CHECKS                                                                                                          --

OTHER                                                                                                                       --
                             -------------   --------------   ------   ------   ------   ------   ------   ------   ----------
ADJUSTED BANK BALANCE        $          --   $    1,368,676   $   --   $   --   $   --   $   --   $   --   $   --   $1,368,676
                             =============   ==============   ======   ======   ======   ======   ======   ======   ==========
BEGINNING CASH - PER BOOKS   $          --   $    1,362,081                                                         $1,362,081

RECEIPTS                                              6,595                                                              6,595

TRANSFERS BETWEEN ACCOUNTS                                                                                                  --

(WITHDRAWAL) CONTRIBUTION-                                                                                                  --

BY INDIVIDUAL DEBTOR MFR-2                                                                                                  --

CHECKS/OTHER DISBURSEMENTS                                                                                                  --
                             -------------   --------------   ------   ------   ------   ------   ------   ------   ----------
ENDING CASH - PER BOOKS      $          --   $    1,368,676   $   --   $   --   $   --   $   --   $   --   $   --   $1,368,676
                             =============   ==============   ======   ======   ======   ======   ======   ======   ==========

               MOR-8

CASE NAME:     Sterling Chemicals Holdings, Inc.     CASE NUMBER: 01-37805-H4-11



                           CASH ACCOUNT RECONCILIATION
                              MONTH OF   SEPTEMBER 2001
                                       ----------------


                                 CLOSED
BANK NAME                    Chase Bk of Tx  Chase Bk of Tx

ACCOUNT NUMBER                 00100547125     0010535021
ACCOUNT TYPE                 Concentration   Concentration                                                            TOTAL
--------------               -------------   --------------                                                         ----------
BANK BALANCE                 $          --   $    1,370,865                                                         $1,370,865

DEPOSIT IN TRANSIT                                                                                                          --

OUTSTANDING CHECKS                                                                                                          --

OTHER                                                                                                                       --
                             -------------   --------------   ------   ------   ------   ------   ------   ------   ----------
ADJUSTED BANK BALANCE        $          --   $    1,370,865   $   --   $   --   $   --   $   --   $   --   $   --   $1,370,865
                             =============   ==============   ======   ======   ======   ======   ======   ======   ==========
BEGINNING CASH - PER BOOKS   $          --   $    1,368,676                                                         $1,370,865

RECEIPTS                                              2,189                                                              2,189

TRANSFERS BETWEEN ACCOUNTS                                                                                                  --

(WITHDRAWAL) CONTRIBUTION-                                                                                                  --

BY INDIVIDUAL DEBTOR MFR-2                                                                                                  --

CHECKS/OTHER DISBURSEMENTS                                                                                                  --
                             -------------   --------------   ------   ------   ------   ------   ------   ------   ----------
ENDING CASH - PER BOOKS      $          --   $    1,370,865   $   --   $   --   $   --   $   --   $   --   $   --   $1,370,865
                             =============   ==============   ======   ======   ======   ======   ======   ======   ==========

               MOR-8

CASE NAME: STERLING CHEMICALS HOLDINGS, INC.        CASE NUMBER: 01-37805-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                                                                  FILING TO
   INSIDERS: NAME/POSITION/COMP TYPE(2)     8/31/2001(1)    Sep-2001   Oct-2001   Nov-2001   Dec-2001   Jan-2002     DATE
-----------------------------------------   ------------   --------   --------   --------   --------   --------   ---------
1.                                          $         --   $     --   $     --   $     --   $     --   $     --   $      --
2.                                                    --         --         --         --         --         --          --
3.                                                    --         --         --         --         --         --          --
4.                                                    --         --         --         --         --         --          --
5.                                                    --         --         --         --         --         --          --
6.                                                    --         --         --         --         --         --          --
7.                                                    --         --         --         --         --         --          --
8.                                                    --         --         --         --         --         --          --
9.                                                    --         --         --         --         --         --          --
                                            ------------   --------   --------   --------   --------   --------   ---------
TOTAL INSIDERS (MOR-1)                      $         --   $     --   $     --   $     --   $     --   $     --   $      --
                                            ============   ========   ========   ========   ========   ========   =========



      PROFESSIONALS                                                                                               FILING TO
     NAME/ORDER DATE                        8/31/2001(1)   Sep-2001   Oct-2001   Nov-2001   Dec-2001   Jan-2002     DATE
-------------------------                   ------------   --------   --------   --------   --------   --------   ---------

1.                                          $         --   $     --   $     --   $     --   $     --   $     --   $      --
2.                                                    --         --         --         --         --         --          --
3.                                                    --         --         --         --         --         --          --
4.                                                    --         --         --         --         --         --          --
5.                                                    --         --         --         --         --         --          --
6.                                                    --         --         --         --         --         --          --
                                            ------------   --------   --------   --------   --------   --------   ---------
TOTAL PROFESSIONALS (MOR-1)                 $         --   $     --   $     --   $     --   $     --   $     --   $      --
                                            ============   ========   ========   ========   ========   ========   =========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

                   MOR-9